FINANCIAL INCOME (EXPENSES), NET (Tables)	12 Months Ended
Dec. 31, 2019
Other Income and Expenses [Abstract]
Schedule of Financial Income, Net
	Year ended December 31,
	2019	2018	2017

Financial income:
Interest income	$2,551	$2,696	$2,513
Exchange rate differences and other	-	305	-

Financial expenses:
Exchange rate differences and other	334	-	602
Amortization/accretion of premium/discount on marketable securities, net	257	793	1,017

	$1,960	$2,208	$894